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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 19, 2000


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------



             DELAWARE                      0-18121               36-3664868
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)




    55TH STREET & HOLMES AVENUE                                         60514
     CLARENDON HILLS, ILLINOIS                                        (Zip Code)
   (Address of principal executive
              offices)



        Registrant's telephone number, including area code (630) 325-7300




                                 NOT APPLICABLE
          (Former name or former address, if changed since last year)
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Item 5.    Other Events.
           ------------

     On October 19, 2000, MAF Bancorp, Inc. announced its 2000 third quarter earnings as reflected in the attached press release which is incorporated herein by reference and which constitutes a part of this report.

Item 7(c). Exhibits.
           --------

Exhibit 99.1  Press Release dated October 19, 2000.

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                MAF BANCORP, INC.


Date:  October 20, 2000
                                                By: /s/ Jerry A. Weberling
                                                    ------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
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99.1  Press Release dated October 19, 2000.